EXHIBIT 23

                         [PRICEWATERHOUSECOOPERS LOGO]

                           PricewaterhouseCoopers LLP
                         50 N. Laura Street, Suite 3000
                           Jacksonville, FL 32202-3658
                            Telephone (904)354-0671
                            Facsimile (904) 366-3678

Consent of Independent Accountants

May 11, 1999


Consent of PricewaterhouseCoopers LLP

We consent to the incorporation by reference in this Registration Statement on Form S-8 of Modis Professional Services, Inc. of our report dated March 26, 1999 relating to the consolidated financial statements appearing in Modis
Professional Services, Inc.'s Annual Report on Form 10-K for the year ended December 31, 1998.



\s\ PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP